Exhibit 99.5

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Rule 4.7B

Appendix 4C (Amended)

Quarterly report

for entities admitted

on the basis of commitments

Introduced 31/3/2000. Amended 24/10/2005

Explanatory Note

Unilife Corporation (the “Company,” “we,” “our” or “us”) is filing this Amended Appendix 4C for the fiscal quarter ended 30 September 2015.

On 8 May 2016, the Company announced an investigation into violations of the Company’s policies and procedures and possible violations of law and regulation by the Company’s former Chief Executive Officer, Alan Shortall, whose employment with the Company ceased on 11 March 2016, and its former Chairman, Jim Bosnjak, who resigned from the Company’s Board of Directors (the “Board”) on 24 August 2015 (the “Investigation”).

The Investigation identified certain related party and other transactions which the Company had not previously publicly disclosed or recorded in its financial statements. This amendment is being made to correct immaterial errors in the previously reported Appendix 4C.

Mr. Shortall deposited $2,264,475 (the “Shortall Funds”) of his own funds into the Company’s bank account on 29 June 2015 and then caused the Company to disburse from the Shortall Funds $1,351,553 to third parties to complete Mr. Shortall’s purchase of his new home on 23 July 2015, and the remainder back to himself on 28 July 2015.

This Amended Appendix 4C is being filed to correct the immaterial errors discovered as a result of the Investigation to:

•	record the related party restricted cash balance equal to the Shortall Funds ($2,264,475) and the same amount as due to a related party within the Cash flows related to operating activities section of the Company’s Consolidated statement of cash flows;

•	identify the Related Party Transactions as related party transactions and to add disclosure regarding the same.

For further information, refer to the Company’s Annual Report on Form 10-K/A for the fiscal year ended 30 June 2015 which was amended to correct these immaterial misstatements.

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Name of entity

UNILIFE CORPORATION

ARBN	Quarter ended (“current quarter”)
141 042 757	30 September 15

Consolidated statement of cash flows

Cash flows related to operating activities			Current quarter $US’000	Year to date (3 months) $US’000
1.1		Receipts from customers	2,272	2,272
1.2	Payments for	(a) staff costs	(7,664)	(7,664)
		(b) advertising and marketing	(40)	(40)
		(c) research and development	(7,581)	(7,581)
		(d) leased assets	(338)	(338)
		(e) other working capital	1,500	1,500
1.3		Dividends received	—	—
1.4		Interest and other items of a similar nature received	10	10
1.5		Interest and other costs of finance paid	(1,782)	(1,782)
1.6		Income taxes paid	—	—
1.7		Other – Due to related party	(2,264)	(2,264)

		Net operating cash flows	(15,887)	(15,887)

+ See chapter 19 for defined terms.

Appendix 4C Page 2	30/9/2001

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

		Current quarter $US’000	Year to date (3 months) $US’000
1.8	Net operating cash flows (carried forward)	(15,887)	(15,887)

	Cash flows related to investing activities
1.9	Payment for acquisition of:
	(a) businesses (item 5)	—	—
	(b) equity investments	—	—
	(c) intellectual property	—	—
	(d) physical non-current assets	(2,785)	(2,785)
	(e) other non-current assets	—	—
1.10	Proceeds from disposal of:
	(a) businesses (item 5)	—	—
	(b) equity investments	—	—
	(c) intellectual property	—	—
	(d) physical non-current assets	—	—
	(e) other non-current assets	—	—
1.11	Loans to other entities	—	—
1.12	Loans repaid by other entities	—	—
1.13	Other (provide details if material)	—	—

	Net investing cash flows	(2,785)	(2,785)

1.14	Total operating and investing cash flows	(18,672)	(18,672)

	Cash flows related to financing activities
1.15	Proceeds from issues of shares, options, etc	9,342	9,342
1.16	Proceeds from sale of forfeited shares	—	—
1.17	Proceeds from borrowings	600	600
1.18	Repayment of borrowings	(356)	(356)
1.19	Dividends paid	—	—
1.20	Other (provide details if material)	—	—

	Net financing cash flows	9,586	9,586

	Net increase in cash held	(9,086)	(9,086)
1.21	Cash at beginning of quarter/year to date	16,967	16,967
1.22	Exchange rate adjustments	12	12

1.23	Cash at end of quarter (note 1)	7,893	7,893

+ See chapter 19 for defined terms.

30/9/2001	Appendix 4C Page 3

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Payments to directors of the entity and associates of the directors

Payments to related entities of the entity and associates of the related entities

		Current quarter $US’000
1.24	Aggregate amount of payments to the parties included in item 1.2	238
1.25	Aggregate amount of loans to the parties included in item 1.11	—

1.26	Explanation necessary for an understanding of the transactions

	Included in the above is directors’ fees and executive director’s remuneration ($202K); and fees to a company associated with a director that is providing company secretarial, accounting and administrative services in order to maintain compliance with Australian regulations ($36K).

Non-cash financing and investing activities

2.1	Details of financing and investing transactions which have had a material effect on consolidated assets and liabilities but did not involve cash flows

Nil during the quarter

2.2	Details of outlays made by other entities to establish or increase their share in businesses in which the reporting entity has an interest

Nil during the quarter

Financing facilities available

Add notes as necessary for an understanding of the position. (See AASB 1026 paragraph 12.2).

		Amount available $US’000	Amount used $US’000
3.1	Loan facilities	81,838	81,838
3.2	Credit standby arrangements	—	—

+ See chapter 19 for defined terms.

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Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Reconciliation of cash

Reconciliation of cash at the end of the quarter (as shown in the consolidated statement of cash flows) to the related items in the accounts is as follows.		Current quarter $US’000	Previous quarter $US’000
4.1	Cash on hand and at bank	5,530	14,294
4.2	Deposits at call	2,363	2,673
4.3	Bank overdraft	—	—
4.4	Other (Term Deposit)	—	—

	Total: cash at end of quarter (item 1.23)	7,893	16,967

4.5	Explanation necessary for an understanding of the transactions

Restricted cash of $2,092 is included in 4.2 Deposits at call of $2,363 in the current quarter which fully secures a related borrowing.

Cash due to a related party of $2,264 is included in 4.1 Cash on hand and at bank in the previous quarter to reflect the amount Mr. Shortall deposited of his own funds into the Company’s bank account on 29 June 2015.

Acquisitions and disposals of business entities

		Acquisitions (Item 1.9(a))	Disposals (Item 1.10(a))
5.1	Name of entity		—
5.2	Place of incorporation or registration		—
5.3	Consideration for acquisition or disposal		—

5.4	Total net assets		—

5.5	Nature of business		—

+ See chapter 19 for defined terms.

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Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Compliance statement

1	This statement has been prepared under accounting policies which comply with accounting standards as defined in the Corporations Act (except to the extent that information is not required because of note 2) or other standards acceptable to ASX.

2	This statement gives a true and fair view of the matters disclosed.

Sign here:		Date: 31 October 2016
(President and Chief Executive Officer)

Print name:	John Ryan

+ See chapter 19 for defined terms.

Appendix 4C Page 6	30/9/2001

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Notes

1.	The quarterly report provides a basis for informing the market how the entity’s activities have been financed for the past quarter and the effect on its cash position. An entity wanting to disclose additional information is encouraged to do so, in a note or notes attached to this report.

2.	The definitions in, and provisions of, AASB 1026: Statement of Cash Flows apply to this report except for the paragraphs of the Standard set out below.

• 6.2	- reconciliation of cash flows arising from operating activities to operating profit or loss

• 9.2	- itemised disclosure relating to acquisitions

• 9.4	- itemised disclosure relating to disposals

• 12.1(a)	- policy for classification of cash items

• 12.3	- disclosure of restrictions on use of cash

• 13.1	- comparative information

3.	Accounting Standards. ASX will accept, for example, the use of International Accounting Standards for foreign entities. If the standards used do not address a topic, the Australian standard on that topic (if any) must be complied with.

+ See chapter 19 for defined terms.

30/9/2001	Appendix 4C Page 7